UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014 (May 29, 2014)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

American Realty Capital Properties, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders on May 29, 2014. At such meeting, the stockholders voted on the four proposals described below. The stockholders elected all nine nominees for director and ratified the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2014. The Company did not receive the requisite vote to approve the adoption of the non-binding resolution approving the named executive officers’ compensation, as described in the Company’s proxy statement. A plurality of those shares voted on the proposal with respect to the frequency by which the stockholders would vote on the named executive officers’ compensation was voted in favor of annual approval of executive compensation.

Pursuant to Section 5.07(d) of Form 8-K, the Company will file an Amended Current Report on Form 8-K/A to this Current Report on Form 8-K within 150 calendar days of its annual meeting, or no later than October 26, 2014, reflecting how often the Company has elected to hold a non-binding advisory vote on its named executive officers’ compensation until the next time the vote on the frequency of such vote is required.

With respect to Proposals 2 and 3 noted below which required a majority of votes cast to approve such proposals, the Company believes that showing the percentage of total shares outstanding as of the record date voted for Proposal 2 and against Proposal 3 provides helpful information as to the overall stockholder vote on such proposals. Thus, the Company footnoted both Proposals 2 and 3 accordingly. There were 769,605,991 total shares outstanding as of the record date.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Nicholas S. Schorsch	322,986,518	99,777,640	--	207,251,500
Edward M. Weil, Jr.	323,673,775	99,090,383	--	207,251,500
William M. Kahane	263,535,994	159,228,164	--	207,251,500
Leslie D. Michelson	275,215,658	147,548,500	--	207,251,500
Edward G. Rendell	271,780,427	150,983,731	--	207,251,500
Scott J. Bowman	271,994,521	150,769,637	--	207,251,500
William G. Stanley	357,032,244	65,731,914	--	207,251,500
Thomas A. Andruskevich	407,605,919	15,158,239	--	207,251,500
Scott P. Sealy, Sr.	407,562,234	15,201,924	--	207,251,500

Proposal No. 2 — Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
621,266,627(1)	3,135,936	5,613,095	*

* No broker non-votes arose in connection with Proposal No. 2, due to the fact that the matter was not considered a “significant matter” under NASDAQ rules or a non-routine matter under NYSE rules.

(1) Represents 80.7% of shares outstanding as of the record date.

Proposal 3 — Consideration of a Non-Binding Advisory Resolution Approving the Named Executive Officers’ Compensation, as Described in the Company’s Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,034,390	279,510,480(1)	9,219,288	207,251,500

(1) Represents 36.3% of shares outstanding as of the record date.

Proposal 4 — Consideration of a Non-Binding Advisory Resolution Regarding the Frequency of Ratification of the Executive Compensation Described in Proposal 3:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
405,703,413	2,919,420	6,285,780	7,855,545	207,251,500

No other proposals were submitted to a vote of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

June 2, 2014	By: /s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors